UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	January 10th, 2006

SYNGAS INTERNATIONAL CORP.
(Exact name of registrant as specified in its chapter)
NEVADA	000-28305	91-1880015
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
#602, 595 Hornby Street, Vancouver, BC	V6C 1A4
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(604) 646-5611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01

Other Events.

The NASD accepted the name change of the Registrant from Fairchild International Corporation to Syngas International Corp.  The Registrant commenced trading under the symbol NASD:OTCBB:SYNI as of market open on Monday, January 9th, 2006.

A copy of the News Release dated January 10th, 2006 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated January 10th, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNGAS INTERNATIONAL CORP.

Date :  March 20th, 2006

By :

/s/  Robert Klein

Robert Klein,

Director, President, CEO and CFO

Exhibit 99.1

FAIRCHILD INTERNATIONAL NAME ANNOUNCES NAME CHANGE; SYNGAS INTERNATIONAL CORP. NASD:OTCBB:SYNI

January 10, 2006 – Las Vegas NV, – Fairchild International Corp., www.fairchildinternational.com is pleased to announce that the NASD has accepted the name change to Syngas International Corp. and will begin trading under the symbol NASD:OTCBB:SYNI as of market open on Monday, January 9th, 2006.  The new website address is www.syngasinternational.com. The Fairchild website will remain active for the time being, but will not be updated.  For current information, shareholders and interested parties are requested to visit www.syngasinternational.com.

Robert Klein, CEO of Syngas International Corp. stated, “The name change marks the final step in restructuring the Company.  We now look forward to a year of growth through the commercialization of our existing technologies, as well as through development and acquisition of new technologies. The new Energy landscape is advancing rapidly and we feel fortunate that our advanced technologies put us at the forefront of the industry.”

About Syngas International Corp: www.syngasinternational.com

Syngas International Corp. (OTCBB: SYNI), through it's subsidiary Syngas Energy Corp. is an emerging leader in the development and marketing of low cost alternate fuels worldwide. We believe our superior technology, will catapult our company into a GREEN POWERHOUSE. With energy prices at high levels and the global focus moving rapidly towards addressing pollution, the need for sustainable, zero emission energy is vital. Our technology is based on clean renewable energy. We foresee our company poised to benefit from global trends.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements. Such statements are indicated by words or phrases such as ``believe,'' ``will,'' ``breakthrough,'' ``significant,'' ``indicated,'' ``feel,'' ``foresee,'' ``revolutionary,'' ``should,'' ``ideal,'' ``extremely,'' and ``excited.'' These statements are made under ``Safe Harbor'' provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those described in forward-looking statements and are subject to risks and uncertainties. See Fairchild's filings with the Securities and Exchange Commission, including, without limitation, Fairchild's recent Form 10-KSB and Form 10-QSB, which identify specific factors that may cause actual results or events to differ materially from those described in the forward-looking statements.

Contact:

          Syngas International Corporation

          Investor Relations

          1-888-646-5611

          www.syngasinternational.com